UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14(a)(12)

SRAX, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on December 31, 2022

The proxy statement and annual report to security holders are available at

www.proxyvote.com

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT (the “Notice”)

TO BE HELD ON DECEMBER 31, 2022

We are hereby pleased to invite you to the 2022 annual meeting of shareholders (“Annual Meeting”) of SRAX, Inc. on Friday December 31, 2022, beginning at 11:00 a.m. Pacific Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet at https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938. You will be able to access the meeting at 10:45 a.m. Pacific Time on December 31, 2022.

Details regarding the business to be conducted at the Annual Meeting are described in the Proxy Materials you received in the mail and in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of six (6) members to the board of directors (“Board”) to serve for the following year or until their respective successors are appointed and qualified;

2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for 2022;

3.	To approve the amended and restated 2016 Equity Compensation Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards; and the conditional grants made thereunder to date;

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on December 6, 2022 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

Your vote is important. Whether you do or do not plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement.

Thank you for your ongoing support of, and continued interest in SRAX. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Christopher Miglino
Christopher Miglino
Chairman and Chief Executive Officer
December 1, 2022

SRAX, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date	11:00 a.m. Pacific Time, on December 31, 2022.

Place	Virtually at: https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938.

Items of Business	(1)	To elect six (6) members to the Board to serve for the following year or until their respective successors are appointed and qualified.
	(2)	To ratify the appointment of Marcum LLP as the Company’s independent registered accounting firm for 2022.
	(3)	To approve the amended and restated 2016 Equity Compensation Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards, and the conditional grants made thereunder to date.
	(3)	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a SRAX, Inc. shareholder as of the close of business on December 6, 2022 (“Record Date”).

Meeting Admission	We will be hosting our Annual Meeting via live webcast only. Any stockholder who owns our Class A Common Stock on the Record Date can attend the Annual Meeting live online at https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938. The webcast will start at 11:00 a.m., Pacific Time, on December 31, 2022. Stockholders may vote up until 11:59 p.m. Eastern Time on December 30, 2022, although we urge you to vote prior to such time to ensure your vote is properly tabulated.

The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time.

Voting	Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Proxy Materials you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or your enclosed proxy card.

By order of the Board of Directors,

Christopher Miglino

Chairman of the Board

Chief Executive Officer

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about December 1, 2022.

In this proxy statement, the words “SRAX,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to SRAX, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

In addition to being mailed to you, this proxy statement and our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are additionally available at www.proxyvote.com.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of SRAX under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”) shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2022 ANNUAL MEETING OF SHAREHOLDERS

General Information

We are providing this proxy statement to you as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of SRAX, Inc. for use at our 2022 Annual Meeting of Shareholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on December 31, 2022, at 11:00 a.m. Pacific Time virtually at https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938. Only shareholders of record on December 6, 2022 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about December 1, 2022. Unless the context otherwise requires, the terms “SRAX” “the Company,” “us,” “we,” and “our” references SRAX, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.	Why am I receiving these materials?

Our Board is providing these proxy materials to you in connection with our Annual Meeting for 2022, which will take place on December 31, 2022 at 11:00 a.m. Pacific Time, virtually at https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938. As a shareholder, you are invited to virtually attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

●	Our proxy statement for the 2022 Annual Meeting of Shareholders;

●	Our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and

●	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

4.	How can I access the proxy materials over the internet?

The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.srax.com and at www.proxyvote.com.

VOTING INFORMATION

5.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

●	The election of six (6) directors to our Board, to hold office until the annual meeting of shareholders in 2023, or until their successors are appointed and qualified.

●	The ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

●	The approval of the amended and restated 2016 Equity Compensation Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards, and the conditional grants made thereunder to date.

●	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 21 below).

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6.	How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

●	“FOR” the director nominees;

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2022 fiscal year; and

●	“FOR” the approval of the amended and restated 2016 Equity Compensation Plan, and the conditional grants made thereunder to date.

7.	What shares can I vote?

Each share of our Class A Common Stock issued and outstanding as of the close of business on the Record Date for the 2022 Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 26,315,178 shares of Class A Common Stock issued and outstanding.

8.	How many votes am I entitled to per share?

Each holder of shares of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date.

The holders of the Company’s Series A Preferred Stock have no voting rights with respect to the matters contained herein.

9.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Transfer Online, you are considered, with respect to those shares, the shareholder of record, and the Notice was sent directly to you by SRAX. As the shareholder of record, you have the right to grant your voting proxy directly to SRAX. SRAX has enclosed herewith a proxy card for you to use. You may also vote on the internet or by mail, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our shareholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

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10.	If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are three ways to vote:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

11.	If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are three ways to vote:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found in the Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

●	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

12.	How are proxies voted?

All shares represented by valid proxies received prior to 11:59 p.m. Eastern Time on December 30, 2022 will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

13	What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

●	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

●	Sign and return a proxy card without giving specific voting instructions, then the person named as proxy holder, Christopher Miglino, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

14.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before 11:59 p.m. Eastern Time on December 30, 2022. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a shareholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 2629 Townsgate Road #215, Westlake Village, CA 91361. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided.

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15.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of one third (1/3) of the voting power of our Class A common stock as of the Record Date must be present in remote communication or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

16.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

17.	What is the voting requirement to approve each of the proposals?

In the election of directors (Proposal Number 1), the persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the following proposals:

●	The ratification of the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Number 2); and
●	The approval of the amended and restated 2016 Equity Compensation Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards, and the conditional grants made thereunder to date (Proposal Number 3):

the affirmative “FOR” vote of the holders of a majority of the voting power of our Class A common stock present in remote communication or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

18.	How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of directors (Proposal Number 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominees elected.

With respect to the ratification of Marcum LLP., (Proposal Number 2) and the approval of the amended and restated 2016 Equity Compensation Plan and conditional grants issued thereunder to date (Proposal Number 3), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome these matters, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

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Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Because brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal 1) and the approval of the amended and restated 2016 Equity Compensation Plan and conditional grants made thereunder (Proposal 3), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

20.	Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

21.	What happens if additional matters are presented at the Annual Meeting?

Other than the three (3) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Christopher Miglino will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominee is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

23.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a SRAX shareholder as of the Record Date or you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held virtually online at December 31, 2022, at 11:00 a.m. Pacific Time. There will be no voting at the annual meeting.

24.	How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the internet by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee. There will be no voting occurring at the Annual Meeting. You may vote your shares up until December 30, 2022 at 11:59 p.m. Eastern Time.

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25.	Who will count the votes?

Our transfer agent, or a third-party service provider will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

26.	Why is the Annual Meeting being held virtually?

We are excited to embrace the latest technology to provide ease of access, real-time communication, and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world. Furthermore, in light of the concerns regarding COVID-19, we believe that hosting a virtual meeting is in the best interest of the Company and our stockholders.

You will be able to participate in the Annual Meeting online. You also will be able to vote your shares up until 11:59 p.m. Eastern Time on December 30, 2022.

27.	How can I contact SRAX’s transfer agent?

Contact our transfer agent by either writing Transfer Online, Attn: Customer Service, 512 SE Salmon Street, Portland Oregon 97214, or by telephoning 503-227-2950.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

28.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals:

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to SRAX’s Corporate Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Shareholders, the Corporate Secretary of SRAX must receive the written proposal at our principal executive offices no later than 120 calendar days before the anniversary of the date of the definitive proxy statement filed for the 2022 Annual Meeting; provided, however, that in the event that we hold our 2023 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2022 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2023 notices for the 2023 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

SRAX, Inc.

Attn: Corporate Secretary

2629 Townsgate Road #215.

Westlake Village, California 91361

Our bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for shareholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a shareholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2023 Annual Meeting of Shareholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than the close of business on September 2, 2023, and

●	not later than the close of business on October 2, 2023.

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In the event that we hold our 2023 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2022 Annual Meeting, then notice of a shareholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

●	the 10th day following the day on which notice of the meeting date is mailed, or

●	the 10th day following the day on which public disclosure of the meeting date is made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of SRAX at the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance—Consideration of Director Nominees—Shareholder Nominations” on page 9 of this proxy statement.

In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our bylaws. In addition, the shareholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Shareholder Proposals” for shareholder proposals that are intended to be included in our proxy statement.

29.	How can I receive a copy of SRAX’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

30.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 2629 Townsgate Road #215, Westlake Village, CA 91361. The Company’s main telephone number is +1(323) 205-6109.

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BENEFICIAL OWNERSHIP OF SHARES OF CLASS A COMMON STOCK

At November 15, 2022, we had 26,315,178 shares of Class A common stock issued and outstanding. The following table sets forth information known to us as of November 15, 2022 relating to the beneficial ownership of shares of our Class A common stock by:

●	each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities;

●	Each of our current directors and nominees;

●	each of our current named executive officers; and

●	all current named executive officers and directors as a group.

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Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

		Common Stock
		Common Shares
		Underlying
	Common	Convertible		Percent of
Name and Address of Beneficial Owner(1)	Shares	Securities (2)	Total	Class (2)

Directors and named Executive Officers
Christopher Miglino	887,575	340,000	1,227,575	4.5%
Christopher Lahiji (3)	1,490,000	-	1,490,000	5.4%
Marc Savas	11,945	50,613	62,558	*
Robert Jordan	6,510	50,613	49,740	*
Colleen DiClaudio	7,813	50,613	51,043	*
Michael Malone (4)	27,544		27,544	*
Brock Pierce	20,000	38,665	51,282	*

All directors and executive officers as a group (7 persons)	2,451,387	530,504	2,981,891	10.2%

Beneficial Owners of 5% or more
Whitefort Capital Master Fund, LP (5)	1,713,410	-	1,713,410	6.1%
Percy Rockdale LLC (6)	2,604,576		2,604,576	9.0%

*	Less than one percent.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is 2629 Townsgate Rd. #215, Westlake Village, CA 91361.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 26,315,178 shares of Class A common stock issued and outstanding as of November 15, 2022.

(3)	Mr. Lahiji is a party to a voting agreement with SRAX whereby Mr. Lahiji appoints Mr. Miglino, or any successor designated by the Board of Directors to vote the shares of Common Stock issued in the LD Micro acquisition transaction until December 31, 2022. Mr. Lahiji is also a party to a lock-up agreement whereby Mr. Lahiji is restricted from selling the shares of Common Stock issued to him in the LD Micro acquisition transaction until September 16, 2023.

(4)	Does not include conditional option grant to purchase 100,000 shares issued on January 6, 2022 to Mr. Malone that is subject to shareholder approval. Assuming shareholder approval, the option vests quarterly over the grant year. Such conditional grant is included for shareholder approval in this Proxy Statement.

(5)	Disclosed pursuant to Schedule 13(g) filed with the SEC on February 3, 2022. Address of beneficial owner is 12 East 49th Street, 40th Floor, New York, New York 10017. Reporting Person is managed by Whitefort Capital Management, LP. David Salanic and Joseph Kaplan are co-managing partners at Whitefort Capital Management.

(6)	Disclosed pursuant to Schedule 13(g) filed with the SEC on February 4, 2022. Address of beneficial owner is 595 Madison Avenue, 29th Floor, New York, NY 10022. Shares are owned by Percy Rockdale which owns 234,540 shares and Continental General Insurance Company (“GCIC”), which owns 2,370,036 shares. Continental Insurance Group, Ltd. (“CIG”), as the sole owner of CGIC may be deemed to be the beneficial owner and Continental General Holdings LLC (“CGH”), as the sole owner of CIG may be deemed to be the beneficial owner. Michael Gorzynski, as the sole manager of Percy Rockdale and as a manager and executive chairman of CGH, may be deemed beneficially own the shares.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of November 15, 2022 (except as expressly stated) are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Directors Standing for Re-election

Name	Age	Positions	Director Since
Christopher Miglino	53	Chairman of the Board, Chief Executive Officer, President	2010
Christopher Lahiji	38	Director, President of LD Micro, Inc. (Subsidiary)	2020
Mark Savas	54	Director	2012
Robert Jordan	53	Director	2017
Colleen DiClaudio	44	Director	2017
Brock Pierce	41	Director	2021

Executive Officers (not serving on the Board)

Name	Age	Positions	Director Since
Michael Malone	41	Chief Financial Officer	—

The following is biographical information on the current members of our executive officers and board of directors who are standing for re-election:

Christopher Miglino. Since co-founding our company in April 2010, Mr. Miglino has served as our Chief Executive Officer and a member of our board of directors. He was appointed President of our company in January 2017. He also served as our Chief Financial Officer from April 2010 until November 2014. Mr. Miglino has spent the past 20 years working in the digital advertising space and has successfully launched and sold two internet companies. Both of these companies were sold to publicly-traded companies on the NASDAQ. He has a detailed understanding of the relationship between technology and brands. Mr. Miglino previously served as a Board member for EVmo, Inc. (fka YaYYo, Inc) [OTC: YAYO] and served on their compensation committee until January 2020. Mr. Miglino also served as chairman of the Board and as interim chief executive officer of BIGtoken, Inc., a former majority owned subsidiary of SARX [OTC: BGTK]. In evaluating Mr. Miglino’s specific experience, attributes and skills in connection with his appointment to our board, we took into account his role as a co-founder of our company, his operational experience in our company as well as his professional experience in our business sector.

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Christopher Lahiji. Christopher Lahiji has served as the president of LD Micro, Inc., our wholly owned subsidiary since it was acquired in September 2020. Mr. Lahiji has over 14 years of experience creating, managing, and running in-person and virtual conferences in the public sector. He has served as the president of LD Micro since 2006, providing investor conferences and data to micro-cap public corporations. In evaluating Mr. Lahiji’s specific experience, attributes and skills in connection with his appointment to our board, we took into account his founding of LD Micro, as well as his operational experience in LD Micro as well as professional experience in the investor conference space.

Michael Malone. Michael Malone has served as our chief financial officer since January 2019. Mr. Malone has over fourteen (14) years of experience in corporate finance in public and private companies. From 2014 until December 2018, he served as Vice President Finance of Westwood One, LLC, a subsidiary of Cumulus Media, Inc. (NYSE: “CMLS”), an audio broadcast network in New York. Prior to that, from January 2013 through June 2014, he served as Finance Director / Controller for Cumulus Media Network’, audio broadcast network in Georgia, until its merger with Westwood One, LLC. Prior to that from 2012 to 2013, he worked as Director of Internal Auditing of Cumulus Media. He holds a BA in accounting from Monmouth College.

Marc Savas. Mr. Savas has been a member of our board of directors since January 2012. Mr. Savas has over 15 years of experience in management and sales consulting and six years of experience in real estate easement acquisitions. Since January 2007 he has served as CEO of Living Full Blast, Inc., overseeing business development and consulting for numerous companies and putting together sales teams for such companies. In addition, from January 1998 until January 2006, Mr. Savas was also CEO for Unfair Advantage Inc., where he conducted 118 management consulting projects, many of which were created using programs that his company had designed. Additionally, from January 2005 until January 2009, Mr. Savas was the national Vice President of Business Development for Connexion Technologies where he built national teams of qualified individuals to effectively secure easements from large real estate owners in order to build telecommunication systems through their properties. In evaluating Mr. Savas’s specific experience, attributes and skills in connection with his appointment to our board, we took into account his management consulting and operational experience.

Robert Jordan. Mr. Jordan has been a member of our board of directors since March 2017. He is a seasoned business executive who has spent the past 20 years acquiring, managing and divesting middle-market companies spanning a variety of industries. Since 2016 he has served as Chief Executive Officer of Yoi Corporation, a Los-Angeles-based company that provides software as a service (SaaS)-based mobile digital tools for line managers. In 2013, Mr. Jordan founded Tribeca Capital Partners LLC, a private investment holding company focused on acquiring and operating lower middle market companies. Immediately prior to founding Tribeca Capital Partners LLC, from 2003 to 2013 Mr. Jordan was Chief Executive Officer of KMS Software Company, LLC, a leading human capital management SaaS company which he successfully sold to SAP AG in April 2013. Prior to KMS, Mr. Jordan held chief executive officer roles at a number of companies across several industry sectors and senior management positions at both The Walt Disney Company and Pepsi-Cola Bottling Company. He received a BSBA from Northern Arizona University and attended Executive Education programs at both Harvard Business School and UCLA School of Business. In evaluating Mr. Jordan’s specific experience, attributes and skills in connection with his appointment to our board, we took into account his executive level and senior management business experience coupled by his private investment company experience.

Colleen DiClaudio. Ms. DiClaudio has been a member of our board of directors since September 2017. She currently serves as president of 340B Technologies, a 340B software solutions healthcare technology company she co-founded in August 2014. From June 2009 through August 2014 she served as vice president of business development of CompleteCare Health Network, located in New Jersey. Ms. DiClaudio has received a Master’s Degree of Public Health from the University of Medicine and Dentistry of New Jersey and a Bachelor’s Degree in Public Health from Stockton University. In evaluating Ms. DiClaudio’s specific experience, attributes and skills in connection with his appointment to our board, we took into account her experience in the healthcare technology sector and entrepreneurial background.

Brock Pierce. Mr. Pierce has been a member of our board of directors since March 2021. Mr. Piece is currently employed or associated with the following entities: (i) Areytos Experiences, LLC, since March 2020, (ii) The Roundtable LLC, since February 2020, (iii) Affinity Media PR LLC, since May 2019, (iv) Percival Services LLC, since January 2019, (v) Unicorn Ventures LLC, since March 2018, and (vi) Integro Foundation Inc., since December 2017. Mr. Pierce has co-founded, advised, and funded over 100 companies, primarily focused on technological innovation and blockchain technologies. Mr. Pierce also ran as a presidential candidate in the United States for the 2020 election. In evaluating Mr. Pierce’s specific experience, attributes and skills in connection with his appointment to our board, we took into account his investment experience and knowledge of various technology industries.

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Code of Ethics

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees. To assist in its governance, our Board has formed three standing committees composed entirely of independent directors, Audit, Compensation and Corporate Governance and Nominating committees. A discussion of each committee’s function is set forth below.

Bylaws

Our bylaws, the charters of each Board committee, the independent status of a majority of our board of directors, our Code of Conduct and Business Code of Ethics provide the framework for our corporate governance. Copies of our Bylaws, Committee Charters, Code of Conduct and Business Code of Ethics may be found on our website at www.SRAX.com under the tab Investors – Governance. Copies of these materials also are available without charge upon written request to our Corporate Secretary at 2629 Townsgate Road #215, Westlake Village, CA 91361.

Board of directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman and Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Directors are elected for a term of one year. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director appointed to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

During the year ended December 31, 2021, the Board held 4 meetings and acted by unanimous written consent 10 times. Except for Brock Pierce, who attended 2 out of the Board’s 4 meetings, each other director, during their tenure as a director, attended at least 75% of all meetings of the Board. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically or via electronic video format. Directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings is provided for below. Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at Board and committee meetings.

Board leadership structure and Board’s role in risk oversight

Mr. Miglino serves as both the Chairman of our Board of Directors and our Chief Executive Officer. We do not have a lead independent director. Given the small size of the Board and limited number of executive officers, the Board has determined that a lead independent director is currently not necessary.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly to review SRAX’s risks. Our Chief Financial Officer generally attends the Board meetings and is available to address any questions or concerns raised by any member of the Board on risk management and any other matter. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors. Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

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Board committees

The Board of Directors has standing Audit, Compensation, Compensation and Corporate Governance and Nominating committees. Each committee has a written charter. The charters are available on our website at www.SRAX.com. All committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Marc Savas		(1)
Colleen DiClaudio			(1)
Robert Jordan	(1)

(1)	Denotes chairperson.

Independence

Our Class A common stock is listed on the Nasdaq Global Market. As such, we are subject to the Nasdaq Stock Market LLC (“Nasdaq”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a “material relationship” with SRAX that would compromise his or her independence from management or would cause him or her to fail to meet the Nasdaq’s specific independence criteria. When assessing the “materiality” of a director’s relationship with SRAX, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm’s length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board’s judgment, it is not inconsistent with the Nasdaq’s director independence standards and it does not compromise a director’s independence from management.

Applying the Nasdaq’s standards, the Board has determined that of the directors nominated for reelection, Messrs. Savas, Jordan, and Pierce, and Ms. DiClaudio are each “independent” as that term is defined by the Nasdaq’s independence standards. Mr. Miglino (our chief executive officer), Mr. Lahiji (our president of LD Micro, Inc., our wholly owned subsidiary), as well as our four independent directors are up for reelection at the 2022 Annual Meeting.

Communications with Directors

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, to 2629 Townsgate Road #215, Westlake Village, CA 91361.

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The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert Jordan (Chairperson), Colleen DiClaudio, and Marc Savas. The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee assists the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appoints SRAX’s independent registered public accounting firm, reviews the services performed by the independent registered public accounting firm and SRAX’s finance department, evaluates SRAX’s accounting policies and the system of internal controls established by management and the Board, reviews significant financial transactions, and oversees enterprise risk management.

During 2021, our Audit Committee held 2 meetings and acted by unanimous written consent 3 times. Except for Colleen DiClaudio, who did not attend either Audit Committee meeting, each Audit Committee member attended at least 75% of the Audit Committee meetings for the year ended December 31, 2021. The Board has determined that Robert Jordan qualifies as an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. Mr. Jordan has also been determined to be “independent” by the Board as such term is defined in the NASDAQ listing standards. Additionally, Mr. Jordan meets the independence standards for audit committees under the NASDAQ rules.

Compensation Committee

The Compensation Committee assists the Board in:

●	Recommending, in executive session at which our chief executive officer is not present, the compensation and awards / bonuses for our CEO or president, if such person is acting as the CEO, as well as other executive officers;

●	discharging its responsibilities for approving and evaluating our officer compensation plans, policies and programs;

●	reviewing and recommending to the Board, compensation to be provided to our employees and directors; and

●	administering our equity compensation plan(s).

The Compensation Committee is charged with ensuring that our compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our stockholders. The Compensation Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the Nasdaq Marketplace Rules.

Mr. Savas and Ms. DiClaudio are the current members of the Compensation Committee. During 2021, the Compensation Committee held 1 meeting and acted by unanimous written consent 3 times. Each Compensation Committee member attended at least 75% of the Compensation Committee meetings for the year ended December 31, 2021.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee:

●	assists the Board in selecting nominees for election to the Board;

●	monitor the composition of the Board;

●	develops and recommends to the Board, and annually reviews, a set of effective corporate governance policies and procedures applicable to our company; and

●	regularly review the overall corporate governance of the Company and recommends improvements to the Board as necessary.

The purpose of the Corporate Governance and Nominating Committee is to assess the performance of the Board and to make recommendations to the Board from time to time, or whenever it shall be called upon to do so, regarding nominees for the Board and to ensure our compliance with appropriate corporate governance policies and procedures. The Corporate Governance and Nominating Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the Nasdaq Marketplace Rules.

The Governance and Nominating Committee has recommended to the full Board the nominees named in this Proxy Statement for election to the Board. Mr. Savas and Ms. DiClaudio are the current members of the Corporate Governance and Nominating Committee. During 2021, our Corporate Governance and Nominating Committee held 0 meetings and acted by unanimous written consent 2 times. Each Governance and Nominating Committee member attended at least 75% of the Governance and Nominating Committee meetings for the year ended December 31, 2021.

Shareholder Nominations

Shareholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary will be presented to the Corporate Governance and Nominating Committee for appropriate consideration. It is the policy of the Corporate Governance and Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder should submit the following information in writing, addressed to the Corporate Secretary of SRAX at our main office:

●	the name and address of the person recommended as a director candidate;

●	all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

●	the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

●	as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our Class A common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

●	a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2021:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late
Marc Savas	Form 4	1
Robert Jordan	Form 4	1
Colleen DiClaudio	Form 4	1
Brock Pierce	Form 4	1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which SRAX and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether SRAX or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

●	the benefits to us of the transaction;

●	the nature of the related party’s interest in the transaction;

●	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of SRAX and our shareholders;

●	the potential impact of the transaction on a director’s independence; and

●	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between SRAX and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2019.

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Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Executive Compensation.”

Information regarding disclosure of compensation to a director for the year ended December 31, 2021 is included in the Section of this proxy statement entitled “Director Compensation.”

●	During the fiscal year of January 1, 2019 through December 31, 2019, we paid the following compensation to our non-employee Board members:

○	an aggregate of $60,000 in cash payable quarterly from April 15, 2019 through April 14, 2020, subject to our board members continuing to be service providers to the Company; and

○	an aggregate of 20,236 Class A common stock purchase options valued at $60,000 that vest quarterly from April 15, 2019 through April 14, 2020, each having an exercise price of $5.49 per share, and a term of seven (7) years.

●	On March 24, 2019, we issued a common stock purchase option to Kristoffer Nelson, our former Chief Operating Officer. The option entitled Mr. Nelson to purchase 100,000 shares of Class A Common stock at a price per share of $3.42, has a term of three years and vests quarterly over a three-year period. The option has since expired

●	During the fiscal year of January 1, 2020 through December 31, 2020, we paid the following compensation to our non-employee Board members:

○	an aggregate of $60,000 in cash paid in quarterly payments;

○	an aggregate of 3,237 Class A common stock purchase options that vested during 2020 out of 11,252 initial options issued on April 15, 2019, with each such option having an exercise price of $5.49 per share, a term of seven (7) years and such portion that vested in 2020 was valued at $17,260 in the aggregate;

○	an aggregate of 26,805 Class A common stock purchase options that vested during 2020 out of 37,630 initial options issued on April 15, 2020, with each such option having an exercise price of $1.95 per share, a term of seven (7) years and such vested portion was valued at $42,739 in the aggregate;

●	Christopher Miglino, our CEO, served on the board of directors of one of our advertising customers, EVmo, Inc. (fka YayYo, Inc.) which purchases advertising at market rates. As of January 22, 2020, Mr. Miglino was no longer a member of the board of directors of YayYo, Inc.

●	On September 4, 2020, pursuant to our agreement and plan of merger with LD Micro, Inc., we agreed to issue the shareholders of LD Micro (i) $4,000,000 with (a) $1,000,000 upon closing, (b) $1,000,000 on January 1, 2021, (c) $1,000,000 on April 1, 2021, and (d) $1,000,000 on July 1, 2021, and (ii) 1,600,000 shares of Class A Common Stock at the closing. Pursuant to his position as a shareholder of LD Micro, Christophe Lahiji, the president of LD Micro, Inc. and a member of our Board received 1,490,000 shares of Class A Common Stock and will be entitled to receive approximately 85% of the cash compensation. Mr. Lahiji is currently subject to a lock-up agreement with respect to his shares of SRAX for 36 months from the date of the closing of the merger with LD Micro and a voting agreement to vote his shares pursuant to the Board’s recommendations, which is effective until December 31, 2023

●	The Company subleased a suite at the Sofi Stadium in Los Angeles from an entity wholly owned by Christopher Miglino, our CEO. The sublease is for a period of one (1) year, at a rate of $382,500, and commenced on the date that the stadium opened to the general public. We believe that such annual rate is a discount from prevailing market rates and is less than the master lease rate. During May of 2022, the Company renewed the lease for four (4) additional National Football League seasons for average per year of approximately $496,836 over four (4) years. This amount is a pass-through of the actual expenses incurred by our affiliate without markup. The lease terminates in February 2026.

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●	On August 4, 2021, the Board declared a one-time bonus payment of $15,000 to all non-employee directors. As a result, the Company paid an aggregate of $60,000 in bonuses.

●	On October 29, 2021, the Compensation Committee amended the Company’s non-employee director compensation policy. The policy became effective January 1, 2022 and is set forth below under the section entitled “Director Compensation”.

●	On January 3, 2022, we issued four (4) common stock purchase options to our non-employee directors, pursuant to our amended non-employee director compensation policy. Each option entitled the holder to purchase 29,533 shares of Class A Common Stock at an exercise price of $4.35 per share, for an aggregate exercise amount of $128,468.55. The options vest in equal quarterly over a one (1) year period from the issuance date. The options expire on the seven (7) year anniversary of the issuance date. Each option has a Black-Scholes value of $100,000.

●	On January 6, 2022, we made Michael Malone, our Chief Financial Officer, a conditional option grant to purchase 100,000 shares of Class A common stock. The option is subject to shareholder approval as a condition of exercise. Assuming approval by the shareholders, the option has an exercise price of $4.25 per share, a term of seven (7) years and vests in equal quarterly installments over a three (3) year period from the grant date. The option had a Black-Scholes value on the grant date of $330,821.

●	On January 6, 2022, we issued Christopher Miglino, our Chief Executive Officer, an option to purchase 120,000 shares of Class A common stock. The option has an exercise price of $4.25 per share, a term of seven (7) years and vests in equal quarterly installments over a three (3) year period from the grant date. The option had a Black-Scholes value on the grant date of $396,986.

●	We entered into certain agreements and transactions with BIGtoken, Inc. our former subsidiary since January 1, 2020. We owned more than 50% of the outstanding common stock of BIGtoken until November 1, 2021, upon the completion of a merger by BIGtoken with a third party whereby SRAX ceased to be a majority owner of BIGtoken and Christopher Miglino and Michael Malone, were replaced as CEO and CFO respectively, by management of the target in the merger. Additionally, on December 30, 2021, SRAX converted the common stock of BIGtoken that it owned into a class of preferred stock of BIGtoken with no voting rights and a beneficial ownership limitation of 4.99%. On June 30, 2022, Christopher Miglino resigned as a board member of BIGtoken and we had no further officers or directors of SRAX performing any services for BIGtoken. The following represents transactions entered into between SRAX and BIGtoken since January 1, 2020:

○	Pursuant to the divestiture of BIGtoken on February 4, 2021, we (i) entered into a share exchange agreement whereby we received 149,562,566,584 shares of common stock of BIGtoken (fka Force Protection Video Equipment Corp.) (ii) entered into a transition services agreement with BIGtoken, (iii) entered into a master separation agreement with BIGtoken, and (iv) entered into a registration agreement with BIGtoken with respect to the shares of common stock received pursuant to the exchange agreement.

○	On December 29, 2021 we exchanged our 149,562,566,584 shares of common stock of BIGtoken for 242,079 shares of Series D Preferred Stock of BIGtoken, which (i) converts back into the same number of shares owned prior to the exchange, (ii) has a beneficial ownership limitation of 4.99% (can be increased to 9.99% on 61 days notice), and (iii) is no-voting, except as required by law.

○	On February 11, 2022, we entered into a simple agreement for future equity (“SAFE”) with BIGtoken whereby we funded $300,000 and in March of 2022, we funded an additional $700,000. Upon BIGtoken completing an offering of its securities, amounts due under the SAFE will convert, at our option, into shares of Series D Preferred Stock of BIGtoken. The SAFE additionally provides that we will receive warrants to purchase Series D Preferred Stock of BIGtoken upon the completion of an equity financing.

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○	Between December 2021 and March 31, 2022, we factored receivables of approximately $1.2 million for BIGtoken. As of September 30, 2022, $0.4 million is due and payable to us from BIGtoken.

DIRECTOR COMPENSATION

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more compensation advisors, as it sees fit, in connection with the oversight of our non-employee director and executive compensation program and related policies and practices. During 2021, the Compensation Committee retained Aon PLC (“Aon”), a compensation consulting firm with regard to our non-employee director compensation policy. Aon was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to the non-employee director compensation policy only and not with regard to any executive compensation policies. Aon was directly engaged and served at the discretion of the Compensation Committee and provided no other services to the Company.

Current Director Compensation Policy

On October 29, 2021, the Company’s Compensation Committee amended the Company’s non-employee director compensation policy. Effective January 1, 2022, non-employee directors will be entitled to cash compensation of:

●	Annual base compensation for serving on our Board of $30,000; and

●	Additional Annual Committee Compensation of:

○	Audit Committee

■	Chair — $14,000

■	Member — $7,500

○	Compensation Committee

■	Chair — $10,000

■	Member - $5,000

○	Nomination and Governance Committee

■	Chair — $7,500

■	Member — $3,000

Cash compensation will be paid quarterly over the year.

In addition, each director will be entitled to receive an annual stock option grant equal to $100,000. The number of options will be determined using the Black Scholes option pricing model. The options will vest quarterly over the grant year and have a term of seven years.

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Legacy Director Compensation Policy

Effective April 15, 2018 and up until December 31, 2021, each non-employee director received $30,000 as an annual board fee payable as follows:

●	Up to $15,000 in cash paid quarterly over the grant year; and

●	The balance in Class A common stock purchase options issued on April 15 of each year and vesting quarterly over the grant year and have a term of seven (7) years. The stock options will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of financial statements.

Director Compensation for 2021

The following table provides information concerning the compensation paid to our non-executive directors for their services as members of our board of directors for the year ended December 31, 2021. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

The awards with respect to which values are provided under the column “Option Awards” below are exclusively stock options, which have realizable value only if they actually vest over time and to the extent, if any, that our stock price exceeds the applicable exercise prices. The values provided below for these awards are based on applicable accounting standards, and do not necessarily reflect the actual amounts realized or realizable pursuant to the underlying stock options.

Name	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Colleen DiClaudio	15,000	(1)		15,000	(2)	—	—	—	30,000
Marc Savas	15,000	(1)		15,000	(2)	—	—	—	30,000
Brock Pierce	-			24,000	(3)	—	—	—	24,000
Robert Jordan	15,000	(1)		15,000	(2)	—	—	—	30,000

(1)	Compensation includes (i) portion of cash payment applicable to 2021 year for Board year beginning 4/15/20 and ending 4/14/2021 and (ii) portion of cash payment applicable for 2021 year for Board year beginning 4/15/21 until 12/31/2021.

(2)	Compensation applicable to 2021 year includes $15,000 from the vesting of 5,730 Class A common stock purchase options. Of these options, (i) 2,809 options have an issuance date of 4/15/20, an exercise price per share of $1.95, a term of seven (7) years, and vest quarterly on 7/15/20, 10/15/20, 1/15/21, and 4/15/21, and (ii) 2,921 options have an issuance date of 4/15/21, an exercise price per share of $4.38, a term of seven (7) years, and vest quarterly on 7/15/21, 10/15/21, 1/15/22, and 4/15/22,

(3)	Mr. Pierce joined the Board in March of 2021. Mr. Pierce elected to receive all options. Such amount includes (i) 803 options having an issuance date of March 10, 2021, an exercise price of $4.48 per share, a term of seven (7) years, and vest quarterly on 7/15/21, 10/15/21, 1/15/22, and 4/15/22 and (ii) 5,842 options having an issuance date of 4/15/21, an exercise price of $4.38 per share, a term of seven (7) years, and vest quarterly on 7/15/21, 10/15/21, 1/15/22, and 4/15/22

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EXECUTIVE COMPENSATION

Say-on-Pay

At our 2020 Annual Meeting of Stockholders held on December 31, 2020, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2019 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2020 annual meeting, excluding broker non-votes, approximately 2,925,180 shares cast votes with regard to the say-on-pay proposal. Of those, 2,827,179 or approximately 97%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2020, the Compensation Committee annually reviews our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of every three years received the highest number of votes cast. Upon review and in accordance with the foregoing results, our Board of Directors determined that we would hold our next say-on-pay vote in three years, at our 2023 Annual Meeting.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed years ended December 31, for:

●	all individuals serving as our principal executive officer or acting in a similar capacity;
●	our two most highly compensated named executive officers, whose annual compensation exceeded $100,000; and
●	up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company, at December 31, 2021.

The value attributable to any option awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 11 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2021.

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		All other compensation ($)		Total ($)

Christopher Miglino,	2021	340,000	225,000	-		32,295	(2)	597,295
Chief Executive Officer	2020	340,000	50,000	648,489	(3)	41,031	(2)	1,079,520

Michael Malone	2021	200,000	75,000	-		9,795	(2)	284,795
Chief Financial Officer	2020	200,000	75,000	-		21,554	(2)	296,554

Christopher Lahiji	2021	332,423	-	-		10,745	(2)	343,168
President, LD Micro (4)	2020	58,749	-	-		6,428	(2)	65,177	(5)

(1)	The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 17 of the notes to our consolidated financial statements appearing in the 10-K for the year end December 31, 2021 for options awarded in 2021 or prior.
(2)	Healthcare benefits paid by the Company.
(3)	Represents and option to purchase 300,000 shares of Class A Common Stock at an exercise of $2.97 per share and a term of 5 years. The options were fully vested on the grant date.
(4)	Mr. Lahiji joined as president of LD Micro, the Company’s wholly owned subsidiary and as a member of the Board of Directors on September 16, 2020.
(5)	Does not include Cash or Class A Common Stock received as a result of the acquisition of LD Micro, Inc. that closed on September 16, 2020.

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Employment agreements and how the executive’s compensation is determined

We are a party to an employment agreement with each of Messrs. Miglino, Malone, and Lahiji which provide the compensation arrangements with these individuals. The Company has not engaged a compensation consultant or other consultant performing similar functions to advise the Company on compensation arrangements for our executive officers. Notwithstanding, as described under the heading “Director Compensation”, the Company engaged a compensation consultant to advise on the Company’s non-employee director compensation policy.

Employment Agreement with Mr. Miglino

We employ Christopher Miglino as our Chief Executive Officer for a term of four years pursuant to an employment agreement entered into on January 1, 2012. The employment agreement automatically renews for successive two-year terms unless either party provides notice of non-renewal not later than three (3) months before the conclusion of the then current term. As compensation for his services, Mr. Miglino was initially entitled to receive a base salary of $192,000 which is subject to an annual review. Subsequent to several amendments, effective October 1, 2018, Mr. Miglino’s salary was increased to $340,000 per annum. In addition, he is eligible to receive an annual bonus based upon the achievement of certain to-be-established goals fixed by the Board, which is payable in cash or non-cash compensation as determined by the Board, as well as a discretionary bonus as determined by the Board. Mr. Miglino is entitled to participate in all benefit plans we may offer, up to 45 days of paid vacation annually and reimbursement for out-of-pocket expenses incurred in furtherance of our business.

In addition to accrued obligations (including but not limited to, reimbursements, unpaid salary, unused vacation days, etc.), the following table sets forth the payments that would be made to Mr. Miglino in accordance with his employment agreement had he been terminated by us without cause or by Mr. Miglino for Good Reason, or termination as a result of disability on December 31, 2021.

Name	Terminated Without Cause / For Good Reason	Termination as a result of Disability

Christopher Miglino
Salary (1)	$680,000	$680,000
Accelerated Vesting of Awards	—	—
Health Care	43,074	—
Total:	$723,074	$680,000

(1)	Amount equal to twenty-four (24) months of Base Salary. Amount is to be paid over a twenty-four (24) month period.

Employment Agreement with Michael Malone

On December 15, 2018 we entered into an Employment Agreement with Mr. Malone pursuant to which he was engaged to serve as Chief Financial Officer to be effective January 2, 2019. Under the terms of the employment agreement, Mr. Malone’s compensation includes:

●	an annual base salary of $200,000;

●	an annual bonus of $100,000, payable in equal quarterly installments beginning on April 1, and subject to the timely filings of our periodic reports;

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●	a one-time option grant to purchase 100,000 shares of Class A Common Stock with a grant date of December 15, 2018, an exercise price of $2.56 per share, a term of three (3) years that vests quarterly over a three (3) year period subject to continued employment;

●	the reimbursement of up to $20,000 in expenses incurred in moving and temporary living arrangements within the first sixty (60) days following the effective date; and

●	annual paid time off of 30 days per year.

Mr. Malone is entitled to participate in all benefit programs we offer our other executive officers and expense reimbursement. The employment agreement with Mr. Malone contains customary confidentiality, non-disclosure and noninterference provisions.

The following table sets forth the payments that would be made to Mr. Malone in accordance with his employment agreement had he been terminated by us “without cause” on December 31, 2021.

Name	Terminated Without Cause	Termination as a result of Disability

Michael Malone
Salary (1)	$33,667	$—
Total:	$33,667	$—

Employment Agreement with Christopher. Lahiji

Effective September 16, 2020, we entered into an employment agreement with Christopher Lahiji pursuant to which he was engaged to serve as the president of LD Micro, Inc., our wholly owned subsidiary acquired in September 2020. Mr. Lahiji’s employment agreement is for a term of three (3) years. Under the terms of the employment agreement, Mr. Lahiji’s compensation includes:

●	an annual base salary of $335,000;

●	an annual bonus at the discretion of the board of directors with a target bonus of fifteen percent (15%) of his base salary;

●	the right to receive equity incentive awards commensurate with those of similarly situated officers of SRAX;

●	A remove office allowance of $1,000 per month; and

●	annual paid time off of 30 days per year.

Upon a termination of Mr. Lahiji’s employment, he will receive the following severance benefits as applicable:

(i)	Upon termination for death: his estate will receive (i) salary earned but not paid through termination, (ii) pay for all contractually earned but unused days off, (iii) any annual bonus earned but unpaid through the date of termination, (iv) three (3) months of remote office allowance, and (v) any previously incurred but unpaid business expenses (collectively, “Final Compensation”);
(ii)	Upon termination for disability: Mr. Lahiji will receive the Final Compensation;
(iii)	Upon termination by the Parent “for cause” or by Mr. Lahiji without “good reason” as such terms are defined in the Employment Agreement, Mr. Lahiji will receive the Final Compensation;
(iv)	Upon a termination by the Parent other than “for cause” or by Mr. Lahiji for “good reason”: Mr. Lahiji will receive (i) the Final Compensation, (ii) twenty four (24) months of his base salary over a twenty four (24) month period, (iii) continued COBRA coverage for twenty four (24) months, and (iv) the immediate vesting of all outstanding equity grants

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Mr. Lahiji is entitled to participate in all benefit programs we offer our other executive officers and expense reimbursement. The employment agreement with Mr. Lahiji contains customary confidentiality, non-disclosure and noninterference provisions.

The following table sets forth the payments that would be made to Mr. Lahiji in accordance with his employment agreement had he been terminated by us “without cause” or by him for “good reason” on December 31, 2021.

Name	Terminated Without Cause / For Good Reason

Christopher Lahiji (1)
Salary	$670,000
Accelerated Vesting of Awards	—
Health Care	43,074
Total:	$713,074

Equity Compensation Plans

Our named executive officers participate in our equity compensation plans. For a full description of the plans, please see the section of this Proxy Statement entitled “Equity Compensation Information” on page 25 .:

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Outstanding Equity Awards Value at Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2021.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

Christopher Miglino	300,000	0		2.97	11/13/2025

Michael Malone	100,000	0		2.56	1/2/2022

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EQUITY COMPENSATION INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2021:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Plans approved by our stockholders:
2012 Equity Compensation Plan (1)	400,000	$2.87	166,561
2014 Equity Compensation Plan	864,127	$3.10	263,039
2016 Equity Compensation Plan	67,660	$2.84	328,783
Plans not approved by stockholders
N/A

(1)	2012 Equity Compensation Plan expired on January 1, 2022.

Description of our Equity Compensation Plans

2012 Equity Compensation Plan

Our 2012 Equity Compensation Plan (“2012 Plan”) was administered by our board or any of its committees. The purposes of the 2012 Plan were to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2012 Plan was at the discretion of the administrator, which has the authority to determine the persons to whom any awards were granted and the terms, conditions and restrictions applicable to any award. Under our 2012 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock-based awards. Our 2012 Plan authorized the issuance of up to 600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2021, we have granted awards under the 2012 Plan equal to approximately 1,334,867 shares of our Class A common stock (with all issuances in excess of 600,000 occurring subsequent to cancellations or forfeitures of certain shares under the 2012 Plan), and 901,428 shares have been cancelled or forfeited. As of January 1, 2022, the 2012 Plan terminated pursuant to its terms.

2014 Equity Compensation Plan

Our 2014 Equity Compensation Plan (“2014 Plan”) is administered by our board or any of its committees. The purposes of the 2014 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2014 Plan is at the discretion of the administrator, which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Under our 2014 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock-based awards. Our 2014 Plan authorizes the issuance of up to 1,600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2021, we have granted awards under the 2014 Plan equal to approximately 1,672,694 shares of our Class A common stock (with all issuances in excess of 1,600,000 occurring subsequent to cancellations or forfeitures of certain shares under the 2014 Plan), and 335,733 shares have been cancelled or forfeited. Accordingly, there are 263,039 shares of Class A common stock available for future awards under the 2014 Plan. In the event of a change in control, awards under the 2014 Plan will become fully vested unless such awards are assumed or substituted by the successor corporation.

2016 Equity Compensation Plan

Our 2016 Equity Compensation Plan (“2016 Plan”) is administered by our board or any of its committees. The purposes of the 2016 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of our business. The issuance of awards under our 2016 Plan is at the discretion of the administrator, which has the authority to determine the persons to whom any awards shall be granted and the terms, conditions and restrictions applicable to any award. Under our 2016 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock-based awards. Our 2016 Plan authorizes the issuance of up to 600,000 shares of Class A common stock for the foregoing awards. As of December 31, 2021, we have granted awards under the 2016 Plan equal to approximately 829,717 shares of our Class A common stock (with all issuances in excess of 600,000 occurring subsequent to cancellations or forfeitures of certain shares under the 2016 Plan), and 591,833 shares have been cancelled or forfeited. Accordingly, there are 362,116 shares of common stock available for future awards under the 2016 Plan. In the event of a change in control, awards under the 2016 Plan will become fully vested unless such awards are assumed or substituted by the successor corporation. Under the 2016 Plan, we made a conditional grant to our CFO that is subject to the approval of our shareholders to increase the number of shares issuable under the 2016 Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees billed to us by our independent auditor for 2021 and 2020. All fees were paid to RBSM LLP. RBSM LLP ceased to be our independent registered public accounting firm effective October 12, 2022, upon the filing of our Annual Report on Form 10-K for the year ended December 31, 2021.

	2021	2020
Audit Fees	$342,500	$326,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	45,000	45,000
Total	$387,500	$371,250

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-Approval of Independent Auditor Services and Fees

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and tax fees, and all other fees paid to the auditors with respect to 2021 were pre-approved by the Audit Committee. RBSM LLP did not provide any other services during 2021 except those listed above.

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Changes of Independent Auditor

RBSM LLP Declining to Stand for Reappointment

On June 30, 2022, RBSM LLP (“RBSM”), the Company’s then independent registered public accounting, informed the Company of its decision not to stand for re-appointment as the independent registered public accounting firm of the Company. RBSM ceased its services as the Company’s independent registered accountants effective with the filing of the Company’s annual report on Form 10-K with the United States Securities and Exchange Commission, which was filed on October 12, 2022.

During the Company’s most recent two fiscal years and any subsequent interim period prior to RBSM’s notice to not stand for re-appointment, there were not any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure except for an explanatory paragraph in the report regarding substantial doubt about the Company’s ability to continue as a going concern as described below.

Going Concern

As required by Item 304(a)(2) of Regulation S-K, in connection with an auditor declining to stand for reappointment, the Company is disclosing that RBSM’s report for the financial statements as of and for the years ended December 31, 2021 and 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has recurring losses from operations, limited cash flows, and an accumulated deficit.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through the October 12, 2022 (the date that RBSM ceased services to the Company), there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Appointment of Marcum LLP

On October 27, 2022, the Audit committee approved retaining Marcum LLP, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

During the years ended December 31, 2021 and 2020 and the subsequent interim periods through October 27, 2022, neither the Company nor anyone acting on its behalf has consulted with Marcum LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

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With respect to the year ended December 31, 2021, in addition to its other work, the Audit Committee:

●	reviewed and discussed with management and RBSM LLP, our former independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2021 and the year then ended;

●	discussed with RBSM LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

●	received from RBSM LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with RBSM LLP, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 10-K for the year ended December 31, 2021 for filing with the SEC.

Audit Committee of the Board of Directors of SRAX, Inc.

/s/ Robert Jordan
/s/ Colleen DiClaudio
/s/ Marc Savas

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of six (6) members, four (4) of which are “independent,” as that term is defined by Nasdaq Market Place Rules and all of which are standing for reelection.

At the Annual Meeting, the terms of Messrs. Miglino, Savas, Jordan, Lahiji, Pierce, and Ms. DiClaudio expire. Six (6) directors will be elected at the Annual Meeting to serve for a one-year term which will expire at our annual meeting in 2023. The Board has nominated Messrs. Miglino, Savas, Jordan, Lahiji, Pierce, and Ms. DiClaudio as its nominees for directors. All six (6) individuals are currently directors of the Company. Mr. Miglino also serves as our Chief Executive Officer, President, and Chairman of our Board, and Mr. Lahiji serves as president of LD Micro, Inc., our wholly owned subsidiary. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as the Company’s directors.

The sections titled “Directors, Executive Officers and Corporate Governance” beginning on page 9 of this proxy statement contain more information about the leadership skills and other experiences that caused the Corporate Governance and Nominating Committee and the Board to determine that these nominees should serve as directors of the Company.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a One Year Term Expiring at the 2023 Annual Meeting

Nominees for Term Expiring in 2023

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated the following individuals to serve as directors

●	Christopher Miglino
●	Marc Savas
●	Robert Jordan
●	Christopher Lahiji
●	Brock Pierce
●	Colleen DiClaudio

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of the Company. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board, the proxy holder will vote in his discretion for a substitute nominee. The term of office of each person elected as a director will continue until the 2023 annual meeting or until a successor has been appointed and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors Unanimously Recommends that shareholders Vote FOR the Election of all of the Nominees to the Board of Directors.

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PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee has selected Marcum LLP (“Marcum”) as the independent registered public accounting firm for the fiscal year ending December 31, 2022. Marcum has not previously served as the Company’s independent registered public accounting firm. RBSM, LLP (“RBSM”) previously served as the Company’s independent registered public accounting firm from 2012 until October 12, 2022, which service ceased upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Representatives of RBSM are not expected to attend the Annual Meeting, but representatives of Marcum are expected to attend virtually, and they will have the opportunity to make a statement if they wish.

We are asking our shareholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Marcum to shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event shareholders fail to ratify the appointment of Marcum, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our shareholders.

Required Vote

Ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative “FOR” vote of a majority of the shares present in remove communication or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Marcum.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of MARCUM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTAED SRAX 2016 EQUITY COMPENSATION PLAN WHICH CONTAINS PROVISIONS FOR: (I) THE AUTOMATIC ANNUAL INCREASE TO THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN AND (II) THE REPRICING OF AWARDS, AND THE CONDITIONAL GRANTS MADE THEREUNDER TO DATE

On November 29, 2022, our Compensation Committee recommended, and our Board approved the amended and restated 2016 SRAX Equity Compensation Plan (“Plan”). Pursuant to the Plan number of shares of Class A Common Stock (“Common Stock”) eligible for issuance under the Plan will initially be 2,631,517, subject to an automatic increase on the first day of each calendar year by four percent (4%) of the total shares of Common Stock issued and outstanding on such date. We are asking our stockholders to approve the Plan. As of the date of this Proxy Statement, the Company previously issued a total of 688,660 shares or shares underlying awards, of this amount (as a result of expirations or other timely cancellations for which total shares never exceeded 600,000), 592,884 shares have been issued or remain outstanding underlying grants. In addition, there are 120,000 shares underlying conditional option grants issued in January 2022. Therefore, prior to the amendment of the Plan, there were 7,116 shares available for issuance under the Plan excluding the conditional grants). Upon the amendment and restatement of the Plan pursuant to this Proxy Statement, there will be an aggregate of 2,613,517 shares under the Plan, of which there will be 1,900,633 additional shares available for issuance under the Plan after deducting previous issuances and conditional grants.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan, which is included in this proxy statement as Appendix A.

General

The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business. Upon review, our Compensation Committee and Board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved the Plan, subject to stockholder approval.

Authorized Shares

Under the terms of the Plan, we will initially reserve an aggregate of 2,631,517 shares of Common Stock, subject to an automatic increase on the first day of each calendar year by four percent (4%) of the total shares of Common Stock issued and outstanding on such date, for awards to our employees, directors, officers and consultants. As of November 15, 2022, we have already reserved for issuance, subject to approval of the shareholders, a total of 712,884 shares underlying grants under the Plan, which amount includes the following issuances on a conditional basis, subject to the approval of the Plan by our stockholders (collectively, the “Conditional Options”): (i) an option to purchase 100,000 shares of Common Stock that were granted to Michael Malone, our chief financial officer and (ii) additional options to purchase an aggregate of 20,000 shares of Common Stock that were granted to other non-executive employees. Each of the Conditional Options were granted on January 6, 2022, have exercise prices of $4.25 per share and vest in equal quarterly installments over a three (3) year period from issuance. Mr. Malone’s Conditional Options have a term of seven (7) years and the remaining Conditional Options have a term of five (5) years. Upon approval of the Plan, the Conditional Options granted to Mr. Malone and the other employees of the Company on a conditional basis will no longer be subject to forfeiture.

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If an award granted under the Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited or repurchased due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan. Shares that have actually been issued under the Plan under any award will not be returned to the Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares or performance units are repurchased or forfeited, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the Plan.

Plan Administration

Our Board or one or more committees appointed by our Board will administer the Plan. The Compensation Committee of our Board is expected to administer the Plan. In addition, if we determine it is desirable to qualify transactions under our Plan as exempt under Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the Plan, the administrator has the power to administer our Plan and make all determinations deemed necessary or advisable for administering the Plan, including the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the Plan and awards granted under it, prescribe, amend and rescind rules relating to the Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options

Stock options may be granted under the Plan. The exercise price of options granted under the Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.

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Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted Stock Units (“RSUs”) may be granted under the Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our Common Stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our Common Stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

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Exchange Program

The administrator of the Plan has the right to implement an “Exchange Program” in its sole discretion, pursuant to which: (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

Non-Employee Directors

The Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan.

Non-transferability of Awards

Unless the administrator provides otherwise, the Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in the Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in the Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; (v) with respect only to an award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or change in control, the termination of the award immediately prior to the effective time of the merger or change in control with such payment to the participant (including no payment) as the administrator determines in its discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly.

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In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, in the event of a change in control, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any clawback policy of SRAX and the administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Our Board may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the existing rights of any participant. The Plan will automatically terminate in 2032, unless we terminate it sooner.

Plan Benefit Table

As of the date hereof, we have made the following conditional grants:

Name and Position	Dollar Value	Number of Options
Michael Malone, CFO	$331,000	100,000	(1)
Non-executive employees	$60,681	20,000	(2)

(1)	On January 6, 2022, we issued a conditional option grant to purchase 100,000 shares of Common Stock to Mr. Malone as a bonus. The option vests in equal quarterly installments over a three (3) year period from the grant date, and is being made on a conditional basis pursuant to Nasdaq market rules and will not be exercisable and will be subject to forfeiture if applicable shareholder approval is not received. The option has an exercise price of $4.25 and a term of seven (7) years.
On January 6, 2022, we issued a conditional option grant to purchase 20,000 shares of Common Stock to non-executive employees as a bonus. The option vests in equal quarterly installments over a three (3) year period from the grant date, and is being made on a conditional basis pursuant to Nasdaq market rules and will not be exercisable and will be subject to forfeiture if applicable shareholder approval is not received. The option has an exercise price of $4.25 and a term of five (5) years.

The Board of Directors recommends that you vote FOR the approval of the Amended and Restated 2016 Equity Compensation Plan. Proxies will be voted FOR the approval of the Amended and Restated 2016 Equity Compensation Plan unless you otherwise specify in your proxy.

****************

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy Statement, our 2022 Annual report and exhibits, as well as any other filings we make with the SEC, on the SEC’s website at www.sec.gov or at SRAX’s website at www.SRAX.com. Additional copies may be requested in writing. Such requests should be submitted to Michael Malone, Chief Financial Officer at SRAX, Inc., 2629 Townsgate Road #215, Westlake Village, CA 91361. Please submit all requests for additional paper or e-mail copies of the materials by December 15, 2022 in order to ensure receipt prior to the Annual Meeting. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person named as proxy holder, Christopher Miglino, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, our nominee is not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Christopher Miglino
December 1, 2022	Chairman of the Board, Chief Executive Officer

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SRAX, INC.
C/O TRANSFER ONLINE, INC.
512 SE Salmon St.
Portland, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/30/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/30/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

1. Election of Directors

Nominees

01 Christopher Miglino
02 Marc Savas
03 Robert Jordan
04 Colleen DiClaudio
05 Christopher Lahiji
06 Brock Pierce

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000585035_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

SRAX, INC.
Annual Meeting of Shareholders
December 31, 2022 11:00 AM PST
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Christopher Miglino as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common stock of SRAX, INC. that the shareholder is entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, PST on 12/31/2022, at the annual meeting at https://audience.mysequire.com/webinar-view?webinar_id=a6b924f9-d5e0-4fea-8815-074c45e9f938.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000585035_2 R1.0.0.3

APPENDIX A

AMENDED AND RESTATED SRAX, INC.

2016 EQUITY COMPENSATION PLAN

1. Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide additional incentive to Employees, Directors and Consultants, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

A-1

(g) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control and (b) any acquisition of stock by a Person from the Company in a transaction or issuance (including pursuant to Equity Awards) approved by the Board or a committee thereof, that results in such parties owning more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period with individuals whose appointment or election to the Board is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(i), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

A-2

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(j) “Common Stock” means the Class A common stock of the Company.

(k) “Company” means SRAX, Inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any natural person, including an advisor, engaged by the Company, a Parent or Subsidiary, or an Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(m) “Director” means a member of the Board or of the board of directors of an Affiliate.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(p) “Employee” means any person, including Officers and Directors, employed by the Company, any Parent or Subsidiary, or an Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” means, the closing sales price for Common Stock as quoted on any established stock exchange, national market system or quotation system (including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market of The Nasdaq Stock Market or the OTCQB or OTCQX) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(t) “Fiscal Year” means the fiscal year of the Company.

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(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Inside Director” means a Director who is an Employee.

(w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a stock option granted pursuant to the Plan.

(z) “Outside Director” means a Director who is not an Employee.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this Amended and Restated 2016 Equity Compensation Plan.

(gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service Provider” means an Employee, Director or Consultant.

(nn) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

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(oo) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,631,517 Shares, plus any Shares subject to conditional grants of stock options, restricted stock units, or similar awards with the maximum number of Shares to be added to the Plan pursuant to conditional grants equal to 120,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on January 1 of each year beginning on January 1, 2023, in such an amount so that the number of shares available for issuance under the Plan shall equal four percent (4%) of the outstanding shares of all classes of the Company’s common stock on the last day of the immediately preceding Fiscal Year as determined by the Administrator.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d) Share Reserve . The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

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(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company, or any Parent or Subsidiary.

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6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant or (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

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(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1) if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or

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(2) if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

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(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Restricted Stock Units held by such Participant are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Shares. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

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(g) Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Units and/or Performance Shares until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Award of Performance Shares that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Performance Shares as of the date of payment of such cash dividends on Shares. The number of additional Performance Units or Performance Shares, as applicable, (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Performance Shares shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Performance Units or Performance Shares, as applicable, originally subject to the Award of Performance Units or Performance Shares, as applicable. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Award of Performance Shares so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Insider Trading Policy. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; (v) with respect only to an Award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or Change in Control, the termination of the Award immediately prior to the effective time of the merger or Change in Control with such payment to the Participant (including no payment) as the Administrator determines in its discretion; or (vi) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. If an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the vested Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 14(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Shares, or Performance Units for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

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Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iv) any other method approved by the Administrator and consistent with Applicable Laws, or (v) any combination of the foregoing methods of payment. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) reimburse a Participant for any taxes imposed or other costs incurred as a result of Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent, Subsidiary, or Affiliate) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

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(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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